Subsequent Event:	9 Months Ended
Sep. 30, 2015
Subsequent Event: [Abstract]
Subsequent Event:

Note 12.    Subsequent Event:

During the third quarter of 2015, the Company agreed to a financing in which it will issue up to $13.4 million of new convertible notes (“New Notes”) due December 31, 2018 and modify, amend and extend the maturity date of $43.7 million of currently outstanding principal and accrued interest ("Modified Notes") from December 31, 2015 to December 31, 2018. The Company will issue $12.3 million of New Notes with an original issue discount of 2.5% of the principal amount and will also issue approximately $1.1 million of additional New Notes representing 2.5% of the extended principal and interest amount due to the current note holders as a restructuring fee.

The New Notes and the Modified Notes (as amended from the date of closing) (collectively the "Notes") will bear interest at a rate of 11% per year, which will be accrued quarterly, be issued in the form of a note (Interest Notes) and be payable in cash at maturity.  The Notes will be convertible, at the option of the holder, into 333.33 of Class A common shares per US $1,000 (equivalent to a conversion price of US $3.00 per common share) at any time upon prior written notice to the Company. The Notes will be senior obligations of the Company, secured by all assets of the Company and subject to certain other terms including restrictions regarding  the pledging of assets and incurrence of certain capital expenditures or additional indebtedness without consent of noteholders; and participation rights in future equity or debt financing. The transaction is expected to be completed by the close of business November 30, 2015.